Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Brazil Fast Food Corp. (the “Company”) for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Ricardo Figueiredo Bomeny, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The accompanying Annual Report on Form 10-K for the annual period ended December 31, 2003 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2004	/s/ Ricardo Figueiredo Bomeny

Ricardo Figueiredo Bomeny
Chief Executive Officer and Acting Chief Financial Officer